UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2007

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, NJ	07078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 921-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1

Item 9.01 Financial Statements and Exhibits	2

SIGNATURES	3

EXHIBIT INDEX

EX-10.1: AMENDMENT NO. 2 TO THE EMPLOYMENT AGREEMENT WITH STEVEN W. ALESIO

EX-99.1: PRESS RELEASE

EX-99.2: PRESS RELEASE

PURPOSE OF FILING

The purpose of this filing is to report to you that: (i) we have entered into an amendment to our employment agreement with Steven W. Alesio, our Chairman and Chief Executive Officer; (ii) Sara Mathew, our President and Chief Operating Officer, has been appointed to our Board of Directors effective January 1, 2008; (iii) certain of our executive officers will assume new responsibilities within the Company effective January 1, 2008; and (iv) certain of our executive officers have received an increase in their annual compensation.

- i -

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

•

On December 17, 2007, we entered into an amendment to our employment agreement with Steven W. Alesio, our Chairman and Chief Executive Officer. Such amendment, among other things, extends the term of Mr. Alesio’s existing agreement through December 31, 2010.

A copy of Amendment No. 2 to the Employment Agreement with Steven W. Alesio is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

•

On December 14, 2007, Sara Mathew, our President and Chief Operating Officer, was appointed to our Board of Directors effective January 1, 2008. As described in our Proxy Statement, Directors who are also employees of the Company do not receive additional compensation for their service as a Director. Ms. Mathew will continue to be covered by the terms of our standard form of Indemnification Agreement in her capacity as a Director of the Company.

A copy of the Company’s press release with respect to this appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

•	Effective January 1, 2008, the following individuals will assume new responsibilities within the Company:

•

James P. Burke will assume the role of President, U.S. Customer Segments. In this new role, Mr. Burke will oversee all of the U.S. Sales Channels. Mr. Burke previously served as our Chief Marketing Officer and Senior Vice President, Global Solutions.

•

Charles E. Gottdiener will assume the role of President, Global Solutions. In this new role, Mr. Gottdiener will oversee Global Customer Solutions and will continue leading our Small Business Marketing operations.

•	Byron C. Vielehr, our Chief Information Officer and Senior Vice President, Technology, will assume additional oversight responsibility for data strategy and operations.

•

Effective January 1, 2008, the annual base salary for Mr. Alesio will increase to $975,000; for Ms. Mathew will increase to $600,000; for Mr. Vielehr will increase to $425,000 and for Mr. Anastasios G. Konidaris, our Senior Vice President and Chief Financial Officer, will increase to $400,000.

A copy of the Company’s related press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
10.1	Amendment No. 2 to the Employment Agreement with Steven W. Alesio, dated December 17, 2007.

99.1	Press Release of The Dun & Bradstreet Corporation, dated December 18, 2007.

99.2	Press Release of The Dun & Bradstreet Corporation, dated December 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/s/ Jeffrey S. Hurwitz
Jeffrey S. Hurwitz
Senior Vice President, General Counsel and Corporate Secretary

DATE: December 19, 2007